                                                                    Exhibit 20.1

                                                        Chase Manhattan Bank USA, N.A.
                                                     Monthly Certificateholder's Statement

                                                        Chase Credit Card Master Trust
                                                                 Series 1995-2
                                                                                                    Distribution Date:    04/17/2000

Section 5.2 - Supplement                                               Class A        Class B       Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                          0.00           0.00           0.00               0.00

(ii)    Monthly Interest Distributed                                   3,115,000.00     181,245.17     280,169.40       3,576,414.57
        Deficiency Amounts                                                     0.00           0.00                              0.00
        Additional Interest                                                    0.00           0.00                              0.00
        Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)   Collections of Principal Receivables                          84,775,945.99   4,816,686.66   6,743,669.61      96,336,302.26

(iv)    Collections of Finance Charge Receivables                      9,692,560.16     550,698.96     771,013.79      11,014,272.91

(v)     Aggregate Amount of Principal Receivables                                                                  19,530,359,628.90

                                                  Investor Interest  600,000,000.00  34,090,000.00  47,728,181.82     681,818,181.82
                                                  Adjusted Interest  600,000,000.00  34,090,000.00  47,728,181.82     681,818,181.82

                                                       Series
        Floating Investor Percentage                         3.49%           88.00%          5.00%          7.00%            100.00%
        Fixed Investor Percentage                            3.49%           88.00%          5.00%          7.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       96.28%
                30 to 59 days                                                                                                  1.11%
                60 to 89 days                                                                                                  0.83%
                90 or more days                                                                                                1.78%
                                                                                                                  ------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                        2,923,609.03     166,109.72     232,564.24       3,322,282.99

(viii)  Investor Charge-Offs                                                   0.00           0.00           0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                             0.00           0.00           0.00

(x)     Servicing Fee                                                    500,000.00      28,408.33      39,773.48         568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.54%

(xii)   Reallocated Monthly Principal                                                         0.00           0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                 600,000,000.00  34,090,000.00  47,728,181.82     681,818,181.82

(xiv)   LIBOR                                                                                                               6.00375%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                                9,192,560.16     522,290.63     731,240.30      10,446,091.09

(xxii)  Certificate Rate                                                   6.23000%       6.38000%       6.40375%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 1995-3
                                                                                                   Distribution Date:    04/17/2000

Section 5.2 - Supplement                                           Class A         Class B      Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                       0.00           0.00           0.00                 0.00

(ii)    Monthly Interest Distributed                                2,336,250.00     136,149.60     214,225.70         2,686,625.30
        Deficiency Amounts                                                  0.00           0.00                                0.00
        Additional Interest                                                 0.00           0.00                                0.00
        Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)   Collections of Principal Receivables                       63,581,959.49   3,612,585.65   5,057,681.56        72,252,226.69

(iv)    Collections of Finance Charge Receivables                   7,269,420.12     413,032.30     578,252.26         8,260,704.68

(v)     Aggregate Amount of Principal Receivables                                                                 19,530,359,628.90

                                                   Investor Inte  450,000,000.00  25,568,000.00  35,795,636.36       511,363,636.36
                                                   Adjusted Inte  450,000,000.00  25,568,000.00  35,795,636.36       511,363,636.36

                                                     Series
        Floating Investor Percentage                    2.62%             88.00%          5.00%          7.00%              100.00%
        Fixed Investor Percentage                       2.62%             88.00%          5.00%          7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      96.28%
                30 to 59 days                                                                                                 1.11%
                60 to 89 days                                                                                                 0.83%
                90 or more days                                                                                               1.78%
                                                                                                                 -------------------
                                                   Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                     2,192,706.77     124,584.73     174,420.74         2,491,712.24

(viii)  Investor Charge-Offs                                                0.00           0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                          0.00           0.00           0.00

(x)     Servicing Fee                                                 375,000.00      21,306.67      29,829.70           426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.54%

(xii)   Reallocated Monthly Principal                                                      0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)              450,000,000.00  25,568,000.00  35,795,636.36       511,363,636.36

(xiv)   LIBOR                                                                                                              6.00375%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                             6,894,420.12     391,725.63     548,422.57         7,834,568.32

(xxii)  Certificate Rate                                                6.23000%       6.39000%       6.52875%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                                               Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                        Series 1996-1
                                                                                                    Distribution Date:    04/17/2000

Section 5.2 - Supplement                                          Class A        Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                     0.00           0.00            0.00                   0.00

(ii)    Monthly Interest Distributed                              3,237,500.00     189,248.43      326,862.34           3,753,610.78
        Deficiency Amounts                                                0.00           0.00                                   0.00
        Additional Interest                                               0.00           0.00                                   0.00
        Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)   Collections of Principal Receivables                     98,905,270.32   5,619,514.87    7,867,567.44         112,392,352.63

(iv)    Collections of Finance Charge Receivables                11,307,986.85     642,487.50      899,510.70          12,849,985.06

(v)     Aggregate Amount of Principal Receivables                                                                  19,530,359,628.90

                                             Investor Interest   00,000,000.00  39,772,000.00   55,682,545.45         795,454,545.45
                                             Adjusted Interest  700,000,000.00  39,772,000.00   55,682,545.45         795,454,545.45

                                              Series
        Floating Investor Percentage            4.07%                   88.00%          5.00%           7.00%                100.00%
        Fixed Investor Percentage               4.07%                   88.00%          5.00%           7.00%                100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       96.28%
                30 to 59 days                                                                                                  1.11%
                60 to 89 days                                                                                                  0.83%
                90 or more days                                                                                                1.78%
                                                                                                                 -------------------
                                             Total Receivables                                                               100.00%

(vii)   Investor Default Amount                                   3,410,877.20     193,796.30      271,323.32           3,875,996.82

(viii)  Investor Charge-Offs                                              0.00           0.00            0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00           0.00            0.00

(x)     Servicing Fee                                               583,333.33      33,143.33       46,402.12             662,878.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.54%

(xii)   Reallocated Monthly Principal                                                    0.00            0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)            700,000,000.00  39,772,000.00   55,682,545.45         795,454,545.45

(xiv)   LIBOR                                                                                                               6.00375%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          10,724,653.52     609,344.17      853,108.58          12,187,106.27

(xxii)  Certificate Rate                                              5.55000%       5.71000%        6.40375%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                                                  Chase Manhattan Bank USA, N.A.
                                              Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                          Series 1996-2
                                                                                                Distribution Date:       04/17/2000

Section 5.2 - Supplement                                     Class A         Class B        Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                0.00             0.00            0.00                     0.00

(ii)    Monthly Interest Distributed                         2,740,833.33       160,416.67      270,853.52             3,172,103.52
        Deficiency Amounts                                           0.00             0.00                                     0.00
        Additional Interest                                          0.00             0.00                                     0.00
        Accrued and Unpaid Interest                                                                   0.00                     0.00

(iii)   Collections of Principal Receivables                77,711,283.82     4,415,413.85    6,181,579.39            88,308,277.07

(iv)    Collections of Finance Charge Receivables            8,884,846.81       504,820.84      706,749.18            10,096,416.83

(v)     Aggregate Amount of Principal Receivables                                                                 19,530,359,628.90

                                        Investor Interest  550,000,000.00    31,250,000.00   43,750,000.00           625,000,000.00
                                        Adjusted Interest  550,000,000.00    31,250,000.00   43,750,000.00           625,000,000.00

                                                Series
        Floating Investor Percentage                3.20%          88.00%            5.00%           7.00%                  100.00%
        Fixed Investor Percentage                   3.20%          88.00%            5.00%           7.00%                  100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      96.28%
                30 to 59 days                                                                                                 1.11%
                60 to 89 days                                                                                                 0.83%
                90 or more days                                                                                               1.78%
                                                                                                                 -------------------
                                             Total Receivables                                                              100.00%

(vii)   Investor Default Amount                              2,679,974.94       152,271.30      213,179.82             3,045,426.07

(viii)  Investor Charge-Offs                                         0.00             0.00            0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00            0.00

(x)     Servicing Fee                                          458,333.33        26,041.67       36,458.33               520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.54%

(xii)   Reallocated Monthly Principal                                                 0.00            0.00                     0.00

(xiii)  Closing Investor Interest (Class A Adjusted)       550,000,000.00    31,250,000.00   43,750,000.00           625,000,000.00

(xiv)   LIBOR                                                                                                              6.00375%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                      8,426,513.48       478,779.18      670,290.85             9,575,583.50

(xxii)  Certificate Rate                                         5.98000%         6.16000%        6.75375%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                                                    Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                    Chase Credit Card Master Trust
                                                            Series 1996-3
                                                                                         Distribution Date:               04/17/2000

Section 5.2 - Supplement                                         Class A         Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00            0.00            0.00                   0.00

(ii)    Monthly Interest Distributed                             2,434,132.89      141,813.47      202,892.13           2,778,838.49
        Deficiency Amounts                                               0.00            0.00                                   0.00
        Additional Interest                                              0.00            0.00                                   0.00
        Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)   Collections of Principal Receivables                    58,210,414.26    3,307,392.24    4,630,524.46          66,148,330.96

(iv)    Collections of Finance Charge Receivables                6,655,283.35      378,139.08      529,414.76           7,562,837.19

(v)     Aggregate Amount of Principal Receivables                                                                  19,530,359,628.90

                                            Investor Interest  411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86
                                            Adjusted Interest  411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86

                                                      Series
        Floating Investor Percentage                    2.40%          88.00%           5.00%           7.00%                100.00%
        Fixed Investor Percentage                       2.40%          88.00%           5.00%           7.00%                100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       96.28%
                30 to 59 days                                                                                                  1.11%
                60 to 89 days                                                                                                  0.83%
                90 or more days                                                                                                1.78%
                                                                                                                 -------------------
                                                     Total Receivables                                                       100.00%

(vii)   Investor Default Amount                                  2,007,462.03      114,059.73      159,689.67           2,281,211.44

(viii)  Investor Charge-Offs                                             0.00            0.00            0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00            0.00

(x)     Servicing Fee                                              343,319.17       19,506.67       27,310.37             390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.54%

(xii)   Reallocated Monthly Principal                                                    0.00            0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86

(xiv)   LIBOR                                                                                                               6.00375%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          6,311,964.19      358,632.41      502,104.39           7,172,700.99

(xxii)  Certificate Rate                                             7.09000%        7.27000%        6.75375%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President